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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2003

VIASYS HEALTHCARE INC.
(Exact Name of Registrant Specified in Charter)

Delaware	1-16121	04-3505871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
227 Washington Street, Suite 200 Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 862-0800

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

10.1
Underwriting Agreement, dated as of June 17, 2003, among VIASYS Healthcare Inc., Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and the underwriters named therein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC. (Registrant)
By:	/s/ MARTIN P. GALVAN Martin P. Galvan Vice President and Chief Financial Officer

Dated: June 18, 2003

Exhibit Index

Exhibit
10.1	Underwriting Agreement, dated as of June 18, 2003, among VIASYS Healthcare Inc., Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and the underwriters named therein.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index